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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                          Date of Report: September 9, 2005

                                   uWink, Inc.
                                   -----------
             (Exact name of registrant as specified in its charter)

            Utah                        000-29217                  87-0412110
     -----------------                  ---------                  ----------
     (State or other                   (Commission               (IRS Employer
jurisdiction of incorporation)         File Number)             Identification)


   12536 Beatrice Street Los Angeles, California                    90066
   ---------------------------------------------                    -----
     (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (310) 827-6900
                                                           --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ]   Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous Independent Accountants.

On July 27, 2005, uWink terminated Stonefield Josephson, Inc. ("SJ") as independent accountants of uWink, Inc. (the "Company"). SJ reported on the registrant's financial statements for the years ended December 31, 2004, 2003 and 2002. Their opinion did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles but was modified as to a going concern.

During the registrant's most recent full fiscal years ended December 31, 2004, 2003 and 2002, there were no disagreements with SJ on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of SJ, would have caused them to make reference to the subject matter of such disagreements in connection with their reports; and there were no reportable events, as listed in Item 304 (a)(1)(v) of Regulation S-K.

The change in accountants was approved by unanimous written consent of the Board of Directors on July 27, 2005.

The registrant has requested the former independent accountants to furnish a letter addressed to the Commission stating whether it agrees with the statements made by the registrant in Item 4.01(a) of that certain Form 8-K filed on July 28, 2005 and, if not, stating the respects in which it does not agree. The registrant has indicated that the former independent accountants may provide an interim letter highlighting specific areas of concern and indicating that a more detailed letter will be forthcoming within a ten business day period. SJ has furnished such letter, dated September 1, 2005, to the Commission. A copy of such letter is filed as Exhibit 16 to this Form 8-K/A.


(b) New Independent Accountants.

The Company engaged Kabani & Company, Inc. ("Kabani") to act as its independent auditors, effective July 25, 2005. During the Company's three most recent fiscal years and any subsequent interim period prior to engaging Kabani, the Company has not consulted Kabani regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and Kabani did not provide either a written report or oral advice to the Company that Kabani concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event, each as defined in Item 304 of Regulation S-K.

ITEM 9. EXHIBITS
The following exhibits are filed as part of this report:

Exhibit
Number         Description

16 Letter from Stonefield Josephson regarding change in certifying accountant.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: September 9, 2005                       uWink, Inc.
      -----------------

                                            By: /S/ NOLAN BUSHNELL
                                                -----------------------
                                                Nolan Bushnell
                                                Chief Executive Officer




INDEX TO EXHIBITS

Exhibit
Number         Description

16 Letter from Stonefield Josephson regarding change in certifying accountant.